Exhibit 10.1
Conflict Minerals Report of 3D Systems Corporation
in Accordance with Rule 13p-1 of the Securities Exchange Act of 1934

This Conflict Minerals Report of 3D Systems Corporation (“3D Systems” or the “Company” or “we” or “us”) for the calendar year ended December 31, 2025 is being filed in accordance with Rule 13p-1 (“Rule 13p-1”) of the Securities Exchange Act of 1934. Please refer to Rule 13p-1, Form SD and Release No. 34-67716 for definitions of the terms used in this Conflict Minerals Report, unless otherwise defined herein.

3D Systems undertook due diligence intended to determine the conflict minerals status of raw materials used in its 3D-printing-centric design-to-manufacturing solutions, including 3D printers and corresponding materials, digitizers, 3D scanners and haptic devices. As described in our accompanying Form SD, we sought information from our direct suppliers, with those suppliers in turn seeking similar information within their supply chains to identify the original sources of necessary conflict minerals.

3D Systems’ due diligence measures were based upon, and designed to conform, in all material respects, with the due diligence framework established by the Organisation for Economic Co-operation and Development’s (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas.

Consistent with the OECD Guidelines, 3D Systems’ due diligence measures included:

Step 1. Establish Strong Company Management Systems

We formed a multi-disciplinary conflict mineral working group to oversee compliance with Rule 13p-1 and our responsible sourcing of conflict minerals. This working group includes members of senior management and is responsible for all aspects of our responsible conflict minerals sourcing program. We have also developed a Conflict Minerals Policy and Supplier Code of Conduct (each of which can be found at www.3dsystems.com/make-an-impact) that further reflect our commitment to responsible sourcing of conflict minerals.

Step 2. Identify and Assess Risks in the Supply Chain

To determine whether any conflict minerals used in the manufacturing of components for our products originated in the Democratic Republic of the Congo or an adjoining country, we retained a third-party service provider to assist us in collecting and reviewing data from our supply chain. With the assistance of the third-party service provider, we engage with our direct suppliers to evaluate the source of conflict minerals in our products. Upon receiving a Conflict Minerals Reporting Template (“CMRT”), it is reviewed for consistency and accuracy. This review also includes checking all identified smelters and refiners against the Responsible Minerals Initiative’s (“RMI”) Responsible Minerals Assurance Process database (the “RMI Database”). The majority of smelters and refiners identified in our supply chain were listed as compliant with the relevant Responsible Minerals Assurance Process assessment protocols in the RMI Database as of May 19, 2026, as identified on Table A. The smelters and refiners listed in Table A may not be all of the smelters and refiners in our supply chain, since certain suppliers were unable to identify the smelters and refiners of some of the necessary conflict minerals content contained in our products and because not all suppliers responded to our inquiries.

Table B contains an aggregated list of the countries of origin from which the reported smelters and refiners collectively source conflict minerals, based on information provided by suppliers and RMI. Many responses were provided at the company level and, therefore, Table B may contain more countries than those that our products are being sourced from.

From the responses that we received, we identified a small number of smelters that potentially posed a risk due to the presence of some red flag indicators. For suppliers that identified these specific smelters of concern on their CMRT, an escalation plan has been put in place.

After exercising due diligence, the country of origin of conflict minerals contained within our products cannot be readily determined at this time. We are unable to determine this information with greater specificity at this time because certain of our direct suppliers were unable to provide the information to us.

Step 3. Design and Implement a Strategy to Respond to Identified Risks

We have continued to look for ways to strengthen our conflict minerals compliance program, including the processes outlined above. In addition, we will continue to collaborate with our direct suppliers so that they and we are better able to track the sourcing of conflict minerals with greater precision. To accomplish this objective, we will continue outreach and education efforts among the direct supplier base, particularly with respect to direct suppliers that are unable to provide greater transparency as to their own sourcing practices. We encourage direct suppliers to source, when feasible, from smelters or refiners that are certified as conflict-free by an independent third party, such as RMI.

Step 4. Carry Out Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

3D System supports audits of conflict minerals smelters and refiners conducted by third parties, such as RMI.

Step 5. Report Annually on Supply Chain Due Diligence

This report and the related Form SD constitute 3D Systems’ annual report on its conflict minerals due diligence and is available free of charge on our website at www.3dsystems.com. Our Conflict Minerals Policy and Supplier Code of Conduct are available at www.3dsystems.com/make-an-impact. Information contained in, and that can be accessed through the website, is not, and shall not be deemed to be, part of this Conflict Minerals Report or incorporated into any other filings we make with the SEC.

Table A
Summary of Identified Smelters and Refiners for Calendar Year ended December 31, 2025

Metal	Smelter Name		Smelter Facility Location	Smelter ID
Gold	Advanced Chemical Company	*	United States Of America	CID000015
Gold	Aida Chemical Industries Co., Ltd.	*	Japan	CID000019
Gold	Agosi AG	*	Germany	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	*	Uzbekistan	CID000041
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	*	Brazil	CID000058
Gold	Argor-Heraeus S.A.	*	Switzerland	CID000077
Gold	Asahi Pretec Corp.	*	Japan	CID000082
Gold	Asaka Riken Co., Ltd.	*	Japan	CID000090
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.		Turkey	CID000103
Gold	Aurubis AG	*	Germany	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	*	Philippines	CID000128
Gold	Boliden Ronnskar	*	Sweden	CID000157
Gold	C. Hafner GmbH + Co. KG	*	Germany	CID000176
Gold	Caridad		Mexico	CID000180
Gold	CCR Refinery - Glencore Canada Corporation	*	Canada	CID000185
Gold	Cendres + Metaux S.A.		Switzerland	CID000189
Gold	Yunnan Copper Industry Co., Ltd.		China	CID000197
Gold	Chimet S.p.A.	*	Italy	CID000233
Gold	Chugai Mining	*	Japan	CID000264
Gold	Daye Non-Ferrous Metals Mining Ltd.		China	CID000343
Gold	DSC (Do Sung Corporation)	*	Korea, Republic Of	CID000359
Gold	Dowa	*	Japan	CID000401
Gold	Eco-System Recycling Co., Ltd. East Plant	*	Japan	CID000425
Gold	JSC Novosibirsk Refinery		Russian Federation	CID000493
Gold	Refinery of Seemine Gold Co., Ltd.		China	CID000522
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.		China	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.		China	CID000671
Gold	LT Metal Ltd.	*	Korea, Republic Of	CID000689
Gold	Heimerle + Meule GmbH	*	Germany	CID000694
Gold	Heraeus Metals Hong Kong Ltd.	*	China	CID000707
Gold	Heraeus Germany GmbH Co. KG	*	Germany	CID000711
Gold	Hunan Chenzhou Mining Co., Ltd.		China	CID000767
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.		China	CID000773
Gold	HwaSeong CJ CO., LTD.		Korea, Republic Of	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	*	China	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	*	Japan	CID000807

Gold	Istanbul Gold Refinery	*	Turkey	CID000814
Gold	Japan Mint	*	Japan	CID000823
Gold	Jiangxi Copper Co., Ltd.	*	China	CID000855
Gold	Asahi Refining USA Inc.	*	United States Of America	CID000920
Gold	Asahi Refining Canada Ltd.	*	Canada	CID000924
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant		Russian Federation	CID000927
Gold	JSC Uralelectromed		Russian Federation	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	*	Japan	CID000937
Gold	Kazakhmys Smelting LLC		Kazakhstan	CID000956
Gold	Kazzinc	*	Kazakhstan	CID000957
Gold	Kennecott Utah Copper LLC	*	United States Of America	CID000969
Gold	Kojima Chemicals Co., Ltd.	*	Japan	CID000981
Gold	Kyrgyzaltyn JSC		Kyrgyzstan	CID001029
Gold	L'azurde Company For Jewelry		Saudi Arabia	CID001032
Gold	Lingbao Gold Co., Ltd.		China	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.		China	CID001058
Gold	LS MnM Inc.	*	Korea, Republic Of	CID001078
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		China	CID001093
Gold	Materion	*	United States Of America	CID001113
Gold	Matsuda Sangyo Co., Ltd.	*	Japan	CID001119
Gold	Metalor Technologies (Suzhou) Ltd.	*	China	CID001147
Gold	Metalor Technologies (Hong Kong) Ltd.	*	China	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	*	Singapore	CID001152
Gold	Metalor Technologies S.A.	*	Switzerland	CID001153
Gold	Metalor USA Refining Corporation	*	United States Of America	CID001157
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	*	Mexico	CID001161
Gold	Mitsubishi Materials Corporation	*	Japan	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	*	Japan	CID001193
Gold	Moscow Special Alloys Processing Plant		Russian Federation	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	*	Turkey	CID001220
Gold	Navoi Mining and Metallurgical Combinat	*	Uzbekistan	CID001236
Gold	Nihon Material Co., Ltd.	*	Japan	CID001259
Gold	Ohura Precious Metal Industry Co., Ltd.	*	Japan	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)		Russian Federation	CID001326
Gold	MKS PAMP SA	*	Switzerland	CID001352
Gold	Penglai Penggang Gold Industry Co., Ltd.		China	CID001362
Gold	Prioksky Plant of Non-Ferrous Metals		Russian Federation	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	*	Indonesia	CID001397
Gold	PX Precinox S.A.	*	Switzerland	CID001498
Gold	Rand Refinery (Pty) Ltd.	*	South Africa	CID001512
Gold	Royal Canadian Mint	*	Canada	CID001534
Gold	Sabin Metal Corp.		United States Of America	CID001546
Gold	Samduck Precious Metals		Korea, Republic Of	CID001555

Gold	Samwon Metals Corp.		Korea, Republic Of	CID001562
Gold	SEMPSA Joyeria Plateria S.A.	*	Spain	CID001585
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		China	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	*	China	CID001622
Gold	Sichuan Tianze Precious Metals Co., Ltd.	*	China	CID001736
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals		Russian Federation	CID001756
Gold	Solar Applied Materials Technology Corp.	*	Taiwan, Province Of China	CID001761
Gold	Sumitomo Metal Mining Co., Ltd.	*	Japan	CID001798
Gold	Super Dragon Technology Co., Ltd.		Taiwan, Province Of China	CID001810
Gold	Tanaka Kikinzoku Kogyo K.K.	*	Japan	CID001875
Gold	Great Wall Precious Metals Co., Ltd. of CBPM		China	CID001909
Gold	Shandong Gold Smelting Co., Ltd.	*	China	CID001916
Gold	Tokuriki Honten Co., Ltd.	*	Japan	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.		China	CID001947
Gold	Torecom		Korea, Republic Of	CID001955
Gold	Umicore S.A. Business Unit Precious Metals Refining	*	Belgium	CID001980
Gold	United Precious Metal Refining, Inc.	*	United States Of America	CID001993
Gold	Valcambi S.A.	*	Switzerland	CID002003
Gold	Western Australian Mint (T/a The Perth Mint)	*	Australia	CID002030
Gold	Yamakin Co., Ltd.	*	Japan	CID002100
Gold	Yokohama Metal Co., Ltd.	*	Japan	CID002129
Gold	Zhongkuang Gold Industry Co., Ltd.		China	CID002214
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	*	China	CID002224
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	*	China	CID002243
Gold	Morris and Watson		New Zealand	CID002282
Gold	SAFINA A.S.	*	Czechia	CID002290
Gold	Guangdong Jinding Gold Limited		China	CID002312
Gold	Umicore Precious Metals Thailand		Thailand	CID002314
Gold	MMTC-PAMP India Pvt., Ltd.	*	India	CID002509
Gold	KGHM Polska Miedz Spolka Akcyjna	*	Poland	CID002511
Gold	Fidelity Printers and Refiners Ltd.		Zimbabwe	CID002515
Gold	Singway Technology Co., Ltd.		Taiwan, Province Of China	CID002516
Gold	Henan Yuguang Gold & Lead Co., Ltd.		China	CID002519
Gold	Shandong Humon Smelting Co., Ltd.		China	CID002525
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.		China	CID002527
Gold	Al Etihad Gold Refinery DMCC		United Arab Emirates	CID002560
Gold	Emirates Gold DMCC		United Arab Emirates	CID002561
Gold	International Precious Metal Refiners		United Arab Emirates	CID002562
Gold	Kaloti Precious Metals		United Arab Emirates	CID002563

Gold	Sudan Gold Refinery		Sudan	CID002567
Gold	T.C.A S.p.A	*	Italy	CID002580
Gold	REMONDIS PMR B.V.	*	Netherlands	CID002582
Gold	Fujairah Gold FZC		United Arab Emirates	CID002584
Gold	Industrial Refining Company		Belgium	CID002587
Gold	Shirpur Gold Refinery Ltd.		India	CID002588
Gold	Korea Zinc Co., Ltd.	*	Korea, Republic Of	CID002605
Gold	Marsam Metals		Brazil	CID002606
Gold	TOO Tau-Ken-Altyn	*	Kazakhstan	CID002615
Gold	Abington Reldan Metals, LLC	*	United States Of America	CID002708
Gold	Shenzhen CuiLu Gold Co., Ltd.		China	CID002750
Gold	Albino Mountinho Lda.		Portugal	CID002760
Gold	SAAMP		France	CID002761
Gold	L'Orfebre S.A.		Andorra	CID002762
Gold	8853 S.p.A.		Italy	CID002763
Gold	Italpreziosi	*	Italy	CID002765
Gold	WIELAND Edelmetalle GmbH	*	Germany	CID002778
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	*	Austria	CID002779
Gold	AU Traders and Refiners		South Africa	CID002850
Gold	GGC Gujrat Gold Centre Pvt. Ltd.		India	CID002852
Gold	Sai Refinery		India	CID002853
Gold	Modeltech Sdn Bhd		Malaysia	CID002857
Gold	Bangalore Refinery	*	India	CID002863
Gold	Kyshtym Copper-Electrolytic Plant ZAO		Russian Federation	CID002865
Gold	Degussa Sonne / Mond Goldhandel GmbH		Germany	CID002867
Gold	Pease & Curren		United States Of America	CID002872
Gold	JALAN & Company		India	CID002893
Gold	SungEel HiMetal Co., Ltd.	*	Korea, Republic Of	CID002918
Gold	Planta Recuperadora de Metales SpA	*	Chile	CID002919
Gold	ABC Refinery Pty Ltd.		Australia	CID002920
Gold	Safimet S.p.A		Italy	CID002973
Gold	State Research Institute Center for Physical Sciences and Technology		Lithuania	CID003153
Gold	African Gold Refinery		Uganda	CID003185
Gold	Gold Coast Refinery		Ghana	CID003186
Gold	NH Recytech Company	*	Korea, Republic Of	CID003189
Gold	QG Refining, LLC		United States Of America	CID003324
Gold	Dijllah Gold Refinery FZC		United Arab Emirates	CID003348
Gold	CGR Metalloys Pvt Ltd.		India	CID003382
Gold	Sovereign Metals		India	CID003383
Gold	Eco-System Recycling Co., Ltd. North Plant	*	Japan	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	*	Japan	CID003425
Gold	Augmont Enterprises Private Limited		India	CID003461
Gold	Kundan Care Products Ltd.		India	CID003463

Gold	Emerald Jewel Industry India Limited (Unit 1)		India	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)		India	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)		India	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)		India	CID003490
Gold	K.A. Rasmussen		Norway	CID003497
Gold	Alexy Metals		United States Of America	CID003500
Gold	MD Overseas		India	CID003548
Gold	Metallix Refining Inc.		United States Of America	CID003557
Gold	Metal Concentrators SA (Pty) Ltd.	*	South Africa	CID003575
Gold	WEEEREFINING		France	CID003615
Gold	Gold by Gold Colombia	*	Colombia	CID003641
Gold	Dongwu Gold Group		China	CID003663
Gold	Sam Precious Metals		United Arab Emirates	CID003666
Gold	NOBLE METAL SERVICES		United States Of America	CID003690
Gold	Coimpa Industrial LTDA	*	Brazil	CID004010
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.		China	CID004435
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION		India	CID004491
Gold	GG Refinery Ltd.	*	Tanzania, United Republic Of	CID004506
Gold	Attero Recycling Pvt Ltd		India	CID004697
Gold	SOLEIL METALS (Chala One Plant)		Peru	CID004704
Gold	SOLEIL METALS (YAKARI Plant)		Peru	CID004705
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	*	South Africa	CID004714
Gold	Elite Industech Co., Ltd.	*	Taiwan, Province Of China	CID004755
Gold	Gasabo Gold Refinery Ltd		Rwanda	CID005006
Gold	Minera Titán del Perú SRL (MTP) - Belen Plant		Peru	CID005014
Gold	Elemetal Refining, LLC			CID001322
Gold	Schone Edelmetaal B.V.		Netherlands	CID001573
Gold	Umicore Brasil Ltda.		Brazil	CID001977
Gold	Impala Refineries – Base Metals Refinery (BMR)	*	South Africa	CID004604
Gold	Impala Rustenburg	*	South Africa	CID004610
Gold	Alldyne Powder Technologies		Germany	CID000034
Gold	Chenzhou Yun Xiang mining limited liability company		China	CID000227
Gold	China GoldDeal Investment Co., Ltd.		China	CID000236
Gold	Cooperativa Metalurgica de Rondonia Ltda.		Brazil	CID000296
Gold	Dai-ichi Seiko		Japan	CID000339
Gold	Baiyin Nonferrous Metals Corporation (BNMC)		China	CID000523

Gold	guang dong jin xian gao xin cai liao gong si	China	CID000593
Gold	Guangdong Hua Jian Trade Co., Ltd.	China	CID000605
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	China	CID000611
Gold	Hang Seng Technology	China	CID000670
Gold	Hetai Gold Mineral Guangdong Co., Ltd.	China	CID000718
Gold	Jin Jinyin Refining Co., Ltd.	China	CID000884
Gold	Jinlong Copper Co., Ltd.	China	CID000909
Gold	Yantai Zhaojin Lifu Precious Metals Co., Ltd.	China	CID000948
Gold	Kosak Seiren	Japan	CID000991
Gold	Nihon Superior Co., Ltd.	Japan	CID001252
Gold	Nyrstar Metals	United States Of America	CID001313
Gold	Sanmenxia Hengsheng science and technology, research and development Co., LTD	China	CID001567
Gold	Shan Dong Huangjin	China	CID001604
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	CID001605
Gold	Shandon Jin Jinyin Refining Limited	China	CID001607
Gold	Shandong Hengbang Smelter Co., Ltd.	China	CID001612
Gold	Shandong penglai gold smelter	China	CID001616
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China	CID001692
Gold	Sino-Platinum Metals Co., Ltd.	China	CID001745
Gold	Standard Bank	Hong Kong	CID001783
Gold	Suntain Co., Ltd.	Taiwan, Province Of China	CID001808
Gold	Tai Perng	Taiwan, Province Of China	CID001840
Gold	TAIWAN TOTAI CO., LTD.	Taiwan, Province Of China	CID001857
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China	CID002009
Gold	WANG TING	China	CID002023
Gold	White Solder Metalurgia e Mineração Ltda.	Brazil	CID002037
Gold	Wuzhong Group	China	CID002063
Gold	Xiamen JInbo Metal Co., Ltd.	China	CID002076
Gold	Yamato Denki Ind. Co., Ltd.	Japan	CID002102
Gold	Zhaojun Maifu	China	CID002201
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China	CID002205
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China	CID002219
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	China	CID002221
Gold	Zhuhai toxic materials Monopoly Ltd.	China	CID002231
Gold	Nohon Material Corporation	Japan	CID002285
Gold	Shandong Jin Jinyin Refining Ltd.	China	CID002293
Gold	Geib Refining Corporation	United States Of America	CID002459
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China	CID002491
Gold	Zhuzhou Smelting Group Co., Ltd	China	CID002529

Gold	Precious Metals Sales Corp.		United States Of America	CID002581
Gold	ARY Aurum Plus		United Arab Emirates	CID002596
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)		Brazil	CID002601
Gold	Shandong Yanggu Xiangguang Co., Ltd.		China	CID002614
Gold	Hop Hing electroplating factory Zhejiang		China	CID002739
Gold	SuZhou ShenChuang recycling Ltd.		China	CID002743
Gold	Tsai Brother industries		Taiwan, Province Of China	CID002745
Gold	Morris and Watson Gold Coast		Australia	CID002866
Gold	Al Ghaith Gold		United Arab Emirates	CID002899
Gold	Hung Cheong Metal Manufacturing Limited		China	CID002904
Gold	Rio Tinto Group		Australia	CID002914
Gold	Sancus ZFS (L’Orfebre, SA)		Colombia	CID003529
Gold	Sellem Industries Ltd.		Mauritania	CID003540
Gold	Value Trading		Belgium	CID003617
Gold	Non-Determinable		China	CIDAU0000
Gold	Daejin Indus Co., Ltd.		Korea, Republic Of	CID000328
Gold	DODUCO Contacts and Refining GmbH		Germany	CID000362
Gold	Realized the Enterprise Co., Ltd.		China	CID001515
Gold	Republic Metals Corporation		United States Of America	CID002510
Gold	SAXONIA Edelmetalle GmbH		Germany	CID002777
Gold	DS PRETECH Co., Ltd.		Korea, Republic Of	CID003195
Gold	C.I Metales Procesados Industriales SAS		Colombia	CID003421
Gold	KP Sanghvi International Airport		India	CID004433
Gold	So Accurate Group, Inc.			CID001754
Gold	Plansee SE Reutte	*	Austria	CID002556
Gold	Universal Precious Metals Refining Zambia		Zambia	CID002854
Gold	Atlantic Copper		Spain	CID003350
Gold	Naoshima Smelter & Refinery		Japan	CID005396
Gold	KGHM Polska Miedz S.A. Oddzial Huta Miedzi, Glogow		Poland	CID005401
Gold	Aurubis AG, Hamburg		Germany	CID005476
Gold	CV Ayi Jaya	*	United States Of America	CID002570
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	*	China	CID000291
Tantalum	TANIOBIS GmbH	*	Germany	CID002545
Tantalum	Materion Newton Inc.	*	United States Of America	CID002548
Tantalum	TANIOBIS Japan Co., Ltd.	*	Japan	CID002549
Tantalum	TANIOBIS Smelting GmbH & Co. KG	*	Germany	CID002550
Tantalum	Global Advanced Metals Boyertown	*	United States Of America	CID002557
Tantalum	Global Advanced Metals Aizu	*	Japan	CID002558
Tantalum	Resind Industria e Comercio Ltda.	*	Brazil	CID002707
Tantalum	Jiangxi Tuohong New Raw Material	*	China	CID002842
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	*	China	CID003583

Tantalum	PowerX Ltd.	*	Rwanda	CID004054
Tantalum	F&X Electro-Materials Ltd.	*	China	CID000460
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	*	China	CID000616
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	*	China	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	*	China	CID000917
Tantalum	AMG Brasil	*	Brazil	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.	*	India	CID001163
Tantalum	Mineracao Taboca S.A.	*	Brazil	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.	*	Japan	CID001192
Tantalum	NPM Silmet AS	*	Estonia	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	*	China	CID001277
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	*	China	CID001522
Tantalum	Taki Chemical Co., Ltd.	*	Japan	CID001869
Tantalum	Telex Metals	*	United States Of America	CID001891
Tantalum	Ulba Metallurgical Plant JSC	*	Kazakhstan	CID001969
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	*	China	CID002492
Tantalum	D Block Metals, LLC	*	United States Of America	CID002504
Tantalum	FIR Metals & Resource Ltd.	*	China	CID002505
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	*	China	CID002506
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	*	China	CID002512
Tantalum	KEMET de Mexico	*	Mexico	CID002539
Tantalum	TANIOBIS Co., Ltd.	*	Thailand	CID002544
Tantalum	Solikamsk Magnesium Works OAO		Russian Federation	CID001769
Tantalum	5D Production OU		Estonia	CID003926
Tantalum	Jiangxi Sanshi Nonferrous Metals Co., Ltd		China	CID004813
Tantalum	ANHUI HERRMAN IMPEX CO.		China	CID000059
Tantalum	Ganzhou Non-ferrous Metals Smelting Co., Ltd.		China	CID000871
Tantalum	PT Babel Inti Perkasa		Indonesia	CID001404
Tantalum	QuantumClean	*	United States Of America	CID001508
Tantalum	Wolfram Company CJSC		Russian Federation	CID002050
Tantalum	Nantong Tongjie Electrical Co., Ltd.		China	CID002386
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	*	China	CID002508
Tantalum	Taike Technology(Suzhou)Co.,Ltd.		China	CID002566
Tantalum	AMG Mining Mibra Mine		Brazil	CID003088
Tantalum	RFH Recycling Metals Co., Ltd.	*	China	CID003159
Tantalum	PM Kalco Inc		United States Of America	CID003396
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	*	China	CID003498
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	*	China	CID003973

Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	*	China	CID004431
Tantalum	Asaka Riken Co., Ltd.		Japan	CID000092
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	*	China	CID000211
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.		China	CID000261
Tantalum	Exotech Inc.		United States Of America	CID000456
Tantalum	King-Tan Tantalum Industry Ltd.		China	CID000973
Tantalum	Malaysia Smelting Corporation (MSC)		Malaysia	CID001108
Tantalum	Materion		United States Of America	CID001115
Tantalum	Rui Da Hung		Taiwan, Province Of China	CID001541
Tantalum	Shanghai Jiangxi Metals Co., Ltd.		China	CID001634
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	*	China	CID002232
Tantalum	H.C. Starck Hermsdorf GmbH		Germany	CID002547
Tantalum	KEMET Blue Powder		United States Of America	CID002568
Tantalum	Avon Specialty Metals Ltd.			CID002705
Tantalum	Jiujiang Janny New Material Co., Ltd.	*	China	CID003191
Tantalum	Baoji Towin Rare Metals Co., Ltd.		China	CID003972
Tantalum	Plansee SE Reutte	*	Austria	CID002556
Tantalum	Gannon & Scott		United States Of America	CID000520
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	*	China	CID000228
Tin	Alpha Assembly Solutions Inc	*	United States Of America	CID000292
Tin	PT Aries Kencana Sejahtera		Indonesia	CID000309
Tin	PT Premium Tin Indonesia	*	Indonesia	CID000313
Tin	Dongguan Best Alloys Co., Ltd.	*	China	CID000377
Tin	Dowa	*	Japan	CID000402
Tin	EM Vinto	*	Bolivia (Plurinational State Of)	CID000438
Tin	Estanho de Rondonia S.A.	*	Brazil	CID000448
Tin	Fenix Metals	*	Poland	CID000468
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	*	China	CID000538
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.		China	CID000555
Tin	Gejiu Kai Meng Industry and Trade LLC		China	CID000942
Tin	China Tin Group Co., Ltd.	*	China	CID001070
Tin	Malaysia Smelting Corporation (MSC)		Malaysia	CID001105
Tin	Metallic Resources, Inc.	*	United States Of America	CID001142
Tin	Mineracao Taboca S.A.	*	Brazil	CID001173
Tin	Minsur	*	Peru	CID001182
Tin	Mitsubishi Materials Corporation	*	Japan	CID001191
Tin	Jiangxi New Nanshan Technology Ltd.	*	China	CID001231
Tin	Novosibirsk Tin Combine		Russian Federation	CID001305
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	*	Thailand	CID001314
Tin	Operaciones Metalurgicas S.A.	*	Bolivia (Plurinational State Of)	CID001337
Tin	PT Mitra Stania Prima	*	Indonesia	CID001453

Tin	PT Prima Timah Utama	*	Indonesia	CID001458
Tin	PT Timah Tbk Kundur	*	Indonesia	CID001477
Tin	PT Timah Tbk Mentok	*	Indonesia	CID001482
Tin	Rui Da Hung	*	Taiwan, Province Of China	CID001539
Tin	Thaisarco	*	Thailand	CID001898
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.		China	CID001908
Tin	VQB Mineral and Trading Group JSC		Viet Nam	CID002015
Tin	White Solder Metalurgia e Mineracao Ltda.	*	Brazil	CID002036
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.		China	CID002158
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	*	China	CID002180
Tin	Magnu's Minerais Metais e Ligas Ltda.	*	Brazil	CID002468
Tin	Melt Metais e Ligas S.A.		Brazil	CID002500
Tin	PT ATD Makmur Mandiri Jaya	*	Indonesia	CID002503
Tin	O.M. Manufacturing Philippines, Inc.	*	Philippines	CID002517
Tin	CV Ayi Jaya	*	Indonesia	CID002570
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company		Viet Nam	CID002572
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company		Viet Nam	CID002573
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company		Viet Nam	CID002574
Tin	PT Rajehan Ariq	*	Indonesia	CID002593
Tin	PT Cipta Persada Mulia	*	Indonesia	CID002696
Tin	An Vinh Joint Stock Mineral Processing Company		Viet Nam	CID002703
Tin	Resind Industria e Comercio Ltda.	*	Brazil	CID002706
Tin	Super Ligas	*	Brazil	CID002756
Tin	Aurubis Beerse	*	Belgium	CID002773
Tin	Aurubis Berango	*	Spain	CID002774
Tin	PT Bangka Prima Tin	*	Indonesia	CID002776
Tin	HuiChang Hill Tin Industry Co., Ltd.	*	China	CID002844
Tin	Modeltech Sdn Bhd		Malaysia	CID002858
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	*	China	CID003116
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	*	China	CID003190
Tin	Pongpipat Company Limited		Myanmar	CID003208
Tin	Tin Technology & Refining	*	United States Of America	CID003325
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.		China	CID003356
Tin	Ma'anshan Weitai Tin Co., Ltd.		China	CID003379
Tin	PT Masbro Alam Stania		Indonesia	CID003380
Tin	Luna Smelter, Ltd.	*	Rwanda	CID003387
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	*	China	CID003397
Tin	Precious Minerals and Smelting Limited		India	CID003409

Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.		China	CID003410
Tin	PT Mitra Sukses Globalindo	*	Indonesia	CID003449
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda		Brazil	CID003486
Tin	CRM Synergies	*	Spain	CID003524
Tin	Fabrica Auricchio Industria e Comercio Ltda.	*	Brazil	CID003582
Tin	PT Putera Sarana Shakti (PT PSS)	*	Indonesia	CID003868
Tin	Mining Minerals Resources SARL	*	Congo, Democratic Republic Of The	CID004065
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	*	Japan	CID004403
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	*	Malaysia	CID004434
Tin	RIKAYAA GREENTECH PRIVATE LIMITED		India	CID004692
Tin	Woodcross Smelting Company Limited	*	Uganda	CID004724
Tin	Global Advanced Metals Greenbushes Pty Ltd.	*	Australia	CID004754
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd		China	CID004796
Tin	PT Arsed Indonesia	*	Indonesia	CID005067
Tin	P Kay Metal, Inc	*	United States Of America	CID005189
Tin	CNMC (Guangxi) PGMA Co., Ltd.		China	CID000278
Tin	Cooperativa Metalurgica de Rondonia Ltda.		Brazil	CID000295
Tin	Linqu Xianggui Smelter Co., Ltd.		China	CID001063
Tin	PT Artha Cipta Langgeng		Indonesia	CID001399
Tin	PT Babel Inti Perkasa		Indonesia	CID001402
Tin	PT Babel Surya Alam Lestari		Indonesia	CID001406
Tin	PT Bangka Timah Utama Sejahtera		Indonesia	CID001416
Tin	PT Bangka Tin Industry		Indonesia	CID001419
Tin	PT Belitung Industri Sejahtera		Indonesia	CID001421
Tin	PT Bukit Timah		Indonesia	CID001428
Tin	PT DS Jaya Abadi		Indonesia	CID001434
Tin	PT Eunindo Usaha Mandiri		Indonesia	CID001438
Tin	PT Fang Di MulTindo		Indonesia	CID001442
Tin	PT Karimun Mining		Indonesia	CID001448
Tin	PT Refined Bangka Tin		Indonesia	CID001460
Tin	PT Sariwiguna Binasentosa		Indonesia	CID001463
Tin	PT Stanindo Inti Perkasa		Indonesia	CID001468
Tin	PT Timah Nusantara		Indonesia	CID001486
Tin	PT Tinindo Inter Nusa		Indonesia	CID001490
Tin	PT Tommy Utama		Indonesia	CID001493
Tin	Soft Metais Ltda.	*	Brazil	CID001758
Tin	CV Venus Inti Perkasa		Indonesia	CID002455

Tin	PT Inti Stania Prima		Indonesia	CID002530
Tin	PT Bangka Serumpun		Indonesia	CID003205
Tin	PT Rajawali Rimba Perkasa		Indonesia	CID003381
Tin	Conecsus LLC		United States Of America	CID003504
Tin	Feinhutte Halsbrucke GmbH	*	Germany	CID000466
Tin	PT Sukses Inti Makmur		Indonesia	CID002816
Tin	PT Menara Cipta Mulia		Indonesia	CID002835
Tin	TRATHO Metal Quimica	*	Brazil	CID003474
Tin	DS Myanmar		Myanmar	CID003831
Tin	American Iron and Metal		China	CID000049
Tin	Dai-ichi Seiko		Japan	CID000340
Tin	Dongguan City Xida Soldering Tin Products Co.		China	CID000376
Tin	HONGYANG Tin products Co., Ltd.		China	CID000484
Tin	Fuji Metal Mining Corp.		Japan	CID000498
Tin	GEJIU YE LIAN CHANG		China	CID000551
Tin	Gejiu Yunxi Group Corp.		China	CID000553
Tin	GuangDong ZhongShi Metal CO.,LTD		China	CID000617
Tin	Guangxi Nonferrous Metals Group		China	CID000626
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.		China	CID000628
Tin	Hezhou Jinwei Tin Co., Ltd.		China	CID000720
Tin	IMPAG AG		Switzerland	CID000790
Tin	Jean Goldschmidt International		Belgium	CID000835
Tin	Jiang Jia Wang Technology Co.		China	CID000840
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.		China	CID000841
Tin	Asahi Refining Canada Limited		Canada	CID000925
Tin	Ju Tai Industrial Co., Ltd.		China	CID000934
Tin	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.		Czechia	CID000992
Tin	Ma An Shan Shu Guang Smelter Corp.		China	CID001098
Tin	Materials Eco-Refining Co., Ltd.		Japan	CID001112
Tin	Minchali Metal Industry Co., Ltd.		Taiwan, Province Of China	CID001172
Tin	Ming Li Jia smelt Metal Factory		China	CID001177
Tin	Ney Metals and Alloys		United States Of America	CID001246
Tin	Elemetal Refining, LLC		United States Of America	CID001323
Tin	Old City Metals Processing Co., Ltd.		China	CID001332
Tin	Pan Light Corporation		Taiwan, Province Of China	CID001356
Tin	Sandvik Material Technology		Malaysia	CID001565
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.		China	CID001606
Tin	Shanghai Gold Exchange		Brazil	CID001631
Tin	ShangHai YueQiang Metal Products Co., LTD		China	CID001642
Tin	Shangrao Xuri Smelting Factory		China	CID001648
Tin	Shen Mao Solder (M) Sdn. Bhd		China	CID001661

Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China	CID001694
Tin	Shenzhen Yi Cheng Industrial	China	CID001711
Tin	Sichuan Guanghan Jiangnan casting smelters	China	CID001731
Tin	Sincemat Co, Ltd.	China	CID001742
Tin	Sizer Metals PTE Ltd	Singapore	CID001748
Tin	Suzhou Nuonengda Chemical Co., Ltd.	China	CID001822
Tin	Tai Perng	Taiwan, Province Of China	CID001841
Tin	Taicang City Nancang Metal Material Co., Ltd.	China	CID001845
Tin	Taiwan high-tech Co., Ltd.	Taiwan, Province Of China	CID001851
Tin	Taiwan Huanliang	Taiwan, Province Of China	CID001852
Tin	Taiwan's lofty Enterprises Ltd.	Taiwan, Province Of China	CID001859
Tin	TAP	United States Of America	CID001882
Tin	TCC steel	China	CID001885
Tin	TENNANT METAL PTY LTD.	China	CID001893
Tin	Thailand Mine Factory	Thailand	CID001897
Tin	Three green surface technology limited company	China	CID001920
Tin	Tianshui Ling Bo Technology Co., Ltd.	China	CID001929
Tin	TIN PLATING GEJIU	China	CID001932
Tin	TONG LONG	China	CID001943
Tin	Tongding Group	Bolivia (Plurinational State Of)	CID001946
Tin	Top-Team Technology (Shenzhen) Ltd.	China	CID001954
Tin	Tosoh	Japan	CID001958
Tin	Triumph Northwest	China	CID001961
Tin	Umicore SA Business Unit Precious Metals Refining	China	CID001981
Tin	UNI BROS METAL PTE LTD	China	CID001984
Tin	UNIFORCE METAL INDUSTRIAL CORP.	United States Of America	CID001986
Tin	Univertical International (Suzhou) Co., Ltd	United States Of America	CID001997
Tin	Untracore Co., Ltd.	Thailand	CID001998
Tin	Valcambi SA	Switzerland	CID002004
Tin	WELLEY	Taiwan, Province Of China	CID002027
Tin	Westmetall GmbH & Co. KG	Germany	CID002042
Tin	WUJIANG CITY LUXE TIN FACTORY	China	CID002057
Tin	WUXI YUNXI SANYE SOLDER FACTORY	China	CID002062
Tin	Xiamen Golden Egret Special Alloy Co. Ltd.	United States Of America	CID002070
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China	CID002090
Tin	XURI	China	CID002099
Tin	Yifeng Tin	China	CID002121
Tin	Yiquan Manufacturing	China	CID002123
Tin	Yuecheng Tin Co., Ltd.	China	CID002147
Tin	Yunnan Chengo Electric Smelting Plant	China	CID002162
Tin	Yunnan Copper Zinc Industry Co., Ltd.	China	CID002164

Tin	Yunnan Dian'xi Tin Mine	United States Of America	CID002165
Tin	Yunnan Geiju Smelting Corp.	China	CID002166
Tin	Yunnan Industrial Co., Ltd.	China	CID002173
Tin	Zhangzhou Hiromi Non-ferrous Metals Co., Ltd.	China	CID002196
Tin	Zhangzhou Xiangcheng Hongyu Building	United States Of America	CID002197
Tin	Zhongshan Jinye Smelting Co.,Ltd	China	CID002220
Tin	ZhongShi	United States Of America	CID002223
Tin	Zhuhai Horyison Solder Co., Ltd.	China	CID002229
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China	CID002274
Tin	LIAN JING	China	CID002281
Tin	Yunnan Malipo Baiyi Kuangye Co.	China	CID002309
Tin	Hulterworth Smelter	China	CID002365
Tin	M/s ECO Tropical Resources	Singapore	CID002382
Tin	Sigma Tin Alloy Co., Ltd.	China	CID002408
Tin	Spectro Alloys Corp.	United States Of America	CID002411
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China	CID002428
Tin	Solder Court Ltd.	China	CID002436
Tin	Nihon Superior Co., Ltd.	China	CID002441
Tin	PT Tirus Putra Mandiri	Indonesia	CID002478
Tin	Furuuchi Chemical Corporation	Indonesia	CID002576
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China	CID002635
Tin	PT Timah Tbk	Indonesia	CID002772
Tin	Chofu Works	China	CID002786
Tin	Arco Alloys	United States Of America	CID002809
Tin	Amalgamated Metal Corporation PLC	Peru	CID002811
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002819
Tin	Xianghualing Tin Industry Co., Ltd.	China	CID002946
Tin	AURA-II	United States Of America	CID003013
Tin	Medeko Cast S.R.O.	Slovakia	CID003024
Tin	KARAS PLATING LTD	United Kingdom Of Great Britain And Northern Ireland	CID003047
Tin	Geib Refining Corp.	United States Of America	CID003194
Tin	STANCHEM Sp. j. (trader)	United Arab Emirates	CID003370
Tin	OMODEO A. E S. METALLEGHE SRL	Italy	CID003395
Tin	Dragon Silver Holdings Limited	China	CID003579
Tin	Rian Resources SDN. BHD.	Malaysia	CID003581
Tin	CV Gita Pesona	Indonesia	CID000306
Tin	CV United Smelting	Indonesia	CID000315
Tin	Dingnan Jiawang environmental Tin technology Co.	China	CID000357
Tin	Huichang Jinshunda Tin Co., Ltd.	China	CID000760

Tin	Metahub Industries Sdn. Bhd.		Malaysia	CID001136
Tin	PT Koba Tin		Indonesia	CID001449
Tin	PT Panca Mega Persada		Indonesia	CID001457
Tin	PT Sumber Jaya Indah		Indonesia	CID001471
Tin	CV Dua Sekawan		Indonesia	CID002592
Tin	PT Kijang Jaya Mandiri		Indonesia	CID002829
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.		Viet Nam	CID002834
Tin	Gejiu Fengming Metallurgy Chemical Plant		China	CID002848
Tin	Guanyang Guida Nonferrous Metal Smelting Plant		China	CID002849
Tin	PT Lautan Harmonis Sejahtera		Indonesia	CID002870
Tin	PT Mitra Graha Raya		Indonesia	CID004685
Tin	PT Wahana Perkit Jaya		Indonesia	CID002479
Tin	Plansee SE Reutte	*	Austria	CID002556
Tin	Jiangxi Ketai Advanced Material Co., Ltd.		China	CID000244
Tin	WANG TING			CID002023
Tungsten	A.L.M.T. Corp.	*	Japan	CID000004
Tungsten	Kennametal Huntsville	*	United States Of America	CID000105
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	*	China	CID000218
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	*	China	CID000258
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.		China	CID000281
Tungsten	Global Tungsten & Powders LLC	*	United States Of America	CID000568
Tungsten	Hunan Jintai New Material Co., Ltd.		China	CID000769
Tungsten	Japan New Metals Co., Ltd.	*	Japan	CID000825
Tungsten	Kennametal Fallon	*	United States Of America	CID000966
Tungsten	Wolfram Bergbau und Hutten AG	*	Austria	CID002044
Tungsten	Xiamen Tungsten Co., Ltd.	*	China	CID002082
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.		China	CID002313
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.		China	CID002315
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	*	China	CID002316
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	*	China	CID002317
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	*	China	CID002318
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	*	China	CID002319
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	*	China	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	*	China	CID002321
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	*	China	CID002494
Tungsten	Asia Tungsten Products Vietnam Ltd.	*	Viet Nam	CID002502
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch		China	CID002513
Tungsten	H.C. Starck Tungsten GmbH	*	Germany	CID002541
Tungsten	TANIOBIS Smelting GmbH & Co. KG	*	Germany	CID002542
Tungsten	Masan High-Tech Materials	*	Viet Nam	CID002543

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	*	China	CID002551
Tungsten	Niagara Refining LLC	*	United States Of America	CID002589
Tungsten	China Molybdenum Tungsten Co., Ltd.	*	China	CID002641
Tungsten	Hydrometallurg, JSC		Russian Federation	CID002649
Tungsten	Unecha Refractory metals plant		Russian Federation	CID002724
Tungsten	Philippine Chuangxin Industrial Co., Inc.	*	Philippines	CID002827
Tungsten	ACL Metais Eireli		Brazil	CID002833
Tungsten	Moliren Ltd.		Russian Federation	CID002845
Tungsten	Lianyou Metals Co., Ltd.	*	Taiwan, Province Of China	CID003407
Tungsten	JSC "Kirovgrad Hard Alloys Plant"		Russian Federation	CID003408
Tungsten	NPP Tyazhmetprom LLC		Russian Federation	CID003416
Tungsten	Hubei Green Tungsten Co., Ltd.	*	China	CID003417
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.		Brazil	CID003427
Tungsten	Cronimet Brasil Ltda	*	Brazil	CID003468
Tungsten	Artek LLC		Russian Federation	CID003553
Tungsten	Fujian Xinlu Tungsten Co., Ltd.		China	CID003609
Tungsten	OOO “Technolom” 2		Russian Federation	CID003612
Tungsten	OOO “Technolom” 1		Russian Federation	CID003614
Tungsten	LLC Vostok		Russian Federation	CID003643
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.		China	CID003662
Tungsten	HANNAE FOR T Co., Ltd.		Korea, Republic Of	CID003978
Tungsten	Tungsten Vietnam Joint Stock Company	*	Viet Nam	CID003993
Tungsten	Nam Viet Cromit Joint Stock Company		Viet Nam	CID004034
Tungsten	MALAMET SMELTING SDN. BHD.		Malaysia	CID004056
Tungsten	DONGKUK INDUSTRIES CO., LTD.		Korea, Republic Of	CID004060
Tungsten	Lianyou Resources Co., Ltd.	*	Taiwan, Province Of China	CID004397
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	*	China	CID004430
Tungsten	Philippine Carreytech Metal Corp.		Philippines	CID004438
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	*	Viet Nam	CID004619
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	*	Philippines	CID004797
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	*	Taiwan, Province Of China	CID005012
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD		Lao People's Democratic Republic	CID005017
Tungsten	S.P.T. spol.s r.o.	*	Czechia	CID005068
Tungsten	Tungamoy Metals Inc.	*	Korea, Republic Of	CID005248
Tungsten	Fujian Jinxin Tungsten Co., Ltd.		China	CID000499
Tungsten	Hunan Chenzhou Mining Co., Ltd.		China	CID000766
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.		China	CID000868
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.		China	CID000875

Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.		Viet Nam	CID001889
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.		China	CID002095
Tungsten	Uzbek Refractory and Heat-Resistant Metals		Uzbekistan	CID002660
Tungsten	Avon Specialty Metals Ltd	*	United Kingdom Of Great Britain And Northern Ireland	CID002704
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	*	China	CID003580
Tungsten	Alta Group		Indonesia	CID000045
Tungsten	Atlantic Metals		Indonesia	CID000109
Tungsten	Beijing Zenith Materials		Indonesia	CID000149
Tungsten	CWB Materials		Indonesia	CID000320
Tungsten	Duoluoshan		China	CID000413
Tungsten	Electroloy Metal Pte		Indonesia	CID000434
Tungsten	Fort Wayne Wire Die, Inc.		Indonesia	CID000480
Tungsten	Ganzhou Hongfei Materials Co.		Indonesia	CID000530
Tungsten	Heraeus Precious Metals GmbH & Co. KG		Indonesia	CID000712
Tungsten	Hitachi		China	CID000730
Tungsten	Hi-Temp		United States Of America	CID000733
Tungsten	JX Nippon Mining & Metals Co., Ltd.		United States Of America	CID000940
Tungsten	Kanto Denka Kogyo Co., Ltd.		Thailand	CID000953
Tungsten	KIHONG T & G		Brazil	CID000971
Tungsten	Midwest Tungsten Wire Co.		Indonesia	CID001167
Tungsten	Mitsubishi Materials Corporation		Indonesia	CID001190
Tungsten	Nanchang Cemented Carbide Limited Liability Company		Indonesia	CID001228
Tungsten	TaeguTec		Korea, Republic Of	CID001839
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.		China	CID002195
Tungsten	DAIDO STEEL		Japan	CID002349
Tungsten	Toshiba Material Co., Ltd.		Japan	CID002423
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.		China	CID002644
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.		China	CID002645
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.		India	CID002652
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.		China	CID002864
Tungsten	Non-Determinable		United States Of America	CIDW00000
Tungsten	Materion		United States Of America	CID001116
Tungsten	Minmetals Ganzhou Tin Co. Ltd.		China	CID001181
Tungsten	Mitsui Mining and Smelting Co., Ltd.		Japan	CID001195
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.		China	CID001280
Tungsten	Plansee		Austria	CID001371
Tungsten	PT Stanindo Inti Perkasa		Indonesia	CID001470
Tungsten	PT Timah Tbk Mentok		Indonesia	CID001485
Tungsten	Solar Applied Materials Technology Corp.		Taiwan, Province Of China	CID001764
Tungsten	Sumitomo Metal Mining Co., Ltd.		Japan	CID001801
Tungsten	Thaisarco		Thailand	CID001901

Tungsten	Zhuzhou Cemented Carbide		China	CID002235
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.		China	CID002535
Tungsten	Sanher Tungsten Vietnam Co., Ltd.		Viet Nam	CID002538
Tungsten	Tungsten Diversified Industries LLC		United States Of America	CID002659
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.		China	CID002830
Tungsten	KGETS Co., Ltd.		Korea, Republic Of	CID003388
Tungsten	Fujian Ganmin RareMetal Co., Ltd.		China	CID003401
Tungsten	QuantumClean	*	United States Of America	CID001508
Tungsten	Geo Enterprise		Georgia	CID005373

* Denotes smelters and refiners that are identified as being compliant with the relevant Responsible Minerals Assurance Process assessment protocols in the RMI Database as of May 19, 2026.

Table B
Country of Origin List for Calendar Year ended December 31, 2025

Smelter Country of Origin
Andorra
Australia
Austria
Belgium
Bolivia (Plurinational State Of)
Brazil
Canada
Chile
China
Colombia
Congo, Democratic Republic Of The
Czechia
Estonia
France
Georgia
Germany
Ghana
Hong Kong
India
Indonesia
Italy
Japan
Kazakhstan
Korea, Republic Of
Kyrgyzstan
Lao People's Democratic Republic

Smelter Country of Origin
Lithuania
Malaysia
Mauritania
Mexico
Myanmar
Netherlands
New Zealand
Norway
Peru
Philippines
Poland
Portugal
Russian Federation
Rwanda
Saudi Arabia
Singapore
Slovakia
South Africa
Spain
Sudan
Sweden
Switzerland
Taiwan, Province Of China
Tanzania, United Republic Of
Thailand
Turkey
Uganda
United Arab Emirates

Smelter Country of Origin
United Kingdom Of Great Britain And Northern Ireland
United States Of America
Uzbekistan
Viet Nam
Zambia
Zimbabwe